Exhibit 10.1

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Amendment

to the Intermediate Supply Agreement of 1 June 2009

This Amendment to the Intermediate Supply Agreement (this “Amendment”), dated as of February 20, 2012 (the “Amendment Effective Date”), is made by and between ViroPharma SPRL, a corporation organized under the laws of Belgium (“Seller”), and Biotest AG, a corporation organized under the laws of Germany (“Purchaser”). Seller and Purchaser are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Seller and Purchaser are parties to that certain Intermediate Supply Agreement, dated as of June 1, 2009 (the “Original Agreement”), pursuant to which Purchaser buys from Seller certain biologic products derived from blood plasma and processed by C.A.F. – D.C.F. cvba-scrl;

WHEREAS, Seller and Purchaser now wish to amend, effective as of the Amendment Effective Date, the terms of the Original Agreement as set forth herein;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises and covenants of the Parties contained herein, the Parties agree as follows:

1.

Section 2.1 of the Original Agreement is hereby deleted in its entirety and replaced by the following provision:

“Seller shall sell and Purchaser shall buy in the calendar year of 2012 the volume of (i) Double Depleted Cryo Poor Plasma that is produced from *** (***) to *** (***) liters of Plasma from the *** and (ii) All Cryoprecipitate that is produced by C.A.F – D.C.F for Seller in 2012 from the *** and *** from up to *** (***) liters of Plasma. Furthermore, for the sake of clarity, the Double Depleted Cryo Poor Plasma previously delivered to Purchaser and detailed in invoice number *** and the Cryoprecipitate previously delivered to Purchaser and detailed in invoice numbers invoices ***, *** and *** shall be in addition to, and not included in, the 2012 volumes set forth above.”

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

2.

Section 2.3 of the Original Agreement is hereby deleted in its entirety and replaced by the following paragraph:

“2.3 Plasma Swap.

During 2012, the Seller, through its affiliate, ViroPharma Biologics, Inc., shall deliver *** liters (less any Plasma removed due to look back protocols), in the aggregate, of “Source Plasma” approved by the FDA in exchange for up to *** liters (less any Plasma removed due to look back protocols), in the aggregate, of “Source Plasma” approved by both the FDA and a competent EU regulatory authority from the Purchaser, through its affiliate, Biotest Pharmaceuticals Corporation. For the sake of clarity, if Seller’s affiliate reduces the amount of Plasma, in the aggregate, to be exchanged with Purchaser’s affiliate due to look back protocols then the amount of Plasma, in the aggregate, to be provided by Purchaser’s affiliate shall be reduced by the same amount. The delivery schedule and other terms and conditions of this exchange will be negotiated in good faith by the Parties and their respective affiliates.”

3.

Section 11 a) of the Original Agreement shall be modified as follows:

“The term of this Agreement shall commence on the Effective Date and shall continue in full force and effect until December 31, 2012. Articles 6, 7, 8, 9, 10, 11, 12 and 13 shall survive termination or expiration of this Agreement and remain in full force and effect to the degree necessary to permit their complete fulfillment or discharge.

4.

Section 11 b) shall be deleted.

5.

Appendix 2 of the Original Agreement shall be modified as follows:

The first and second paragraph under the “Price” sub section shall be deleted. The first paragraph of the sub section “Price” should read as follows:

“For calendar year 2012, the price for Double Depleted Cryo Poor Plasma and Cryoprecipitate delivered from the Amendment Effective Date until December 31, 2012 shall be *** (***) Euro per liter of Plasma processed and such price shall be further broken down to (i) *** (***) Euro per liter of Plasma for Cryoprecipitate and (ii) *** (***) Euro per liter of Plasma for Double Depleted Cryo Poor Plasma.”

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

The third paragraph under the “Price” sub section shall be modified as follows:

“All price negotiations shall be undertaken in good faith by each Party (…).”

The fourth paragraph under the “Price” sub section shall remain unaffected. This shall also apply to the provisions of the “Payment” sub section in Appendix 2 of the Original Agreement.

6.

Save as expressly provided and modified herein, all other terms and conditions of the Original Agreement shall remain unaffected and in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have entered into this Agreement on the date first set forth above.

Dreieich, 28 February 2012	Brussels, 27 February 2012

Biotest AG, Dreieich, Germany	ViroPharma SPRL

/s/ Ulrike Burkhard	/s/ Marco Carli

Ulrike Burkhard	Marco Carli

3